Comerica

Comerica Incorporated

Second Quarter 2022 Financial Review
July 20, 2022



Safe Harbor Statement

Comerica

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on track," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (unfavorable developments concerning credit quality; declines or other changes in the businesses or industries of Comerica's customers; and changes in customer behavior); market risks (changes in monetary and fiscal policies; fluctuations in interest rates and their impact on deposit pricing; and transitions away from LIBOR towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding and liquidity; reductions in Comerica's credit rating; and the interdependence of financial service companies); technology risks (cybersecurity risks and heightened legislative and regulatory focus on cybersecurity and data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal and regulatory proceedings or determinations; losses due to fraud; and controls and procedures failures); compliance risks (changes in regulation or oversight, or changes in Comerica's status with respect to existing regulations or oversight; the effects of stringent capital requirements; and the impacts of future legislative, administrative or judicial changes to tax regulations); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies and business initiatives; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; and any future strategic acquisitions or divestitures); and other general risks (impacts from the COVID-19 global pandemic; changes in general economic, political or industry conditions; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events; changes in accounting standards; the critical nature of Comerica's accounting policies; and the volatility of Comerica's stock price). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 13 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2021. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

2Q22 Review


Earnings Per Share[1]
$1.37
$1.92
40%
1Q22
2Q22
Return on Equity[2]
10.1%
16.7%
66%
1Q22
2Q22
Revenue
$700MM
$829MM
18%
1Q22
2Q22
Return on Assets[3]
0.8%
1.2%
40%
1Q22
2Q22
Average Loans
$48B
$50B
4%
1Q22
2Q22
Efficiency Ratio
67%
58%
-13%
1Q22
2Q22

Modernization

New Comerica logo
- Represents commitment to our legacy & vision for our future
- Ribbons convey energy & forward motion as well as 3 business lines

Transform retail delivery
- Consolidate 5% of banking centers
- Expansion of ITM network
- Add small business bankers

Align corporate facilities
- Right size & modernize footprint
- Increase brand awareness
- Focus on community presence

Optimize technology
- Accelerate cloud migration
- Enhance customer experience
- Increase colleague productivity

Corporate Responsibility

14th Annual Corporate Responsibility Report published

$2.0B in green loans & commitments (6/30/22), up 42% over 6/30/21

Over last decade, **reduced Scope 1 & 2 emissions 57%** (12/31/21), exceeding 2025 target of 50% (65% by 2030 & 100% by 2050)

Recognized as **Best U.S. Companies for Diversity** by National Diversity Council

Honored as one of **50 Most Community-Minded Companies** in U.S. for 7th year

Appointed **National Hispanic Business Development** Manager

Formed **Renewable Energy Solutions** group

[1]Diluted earnings per common share • [2]Return on common shareholders' equity • [3]Return on average assets

2Q22 Results

Strong revenue growth, solid expense control & excellent credit quality

(millions, except per share data)	2Q22	1Q22	2Q21	Change From 1Q22	Change From 2Q21
Average loans	$50,027	$48,273	$49,828	$1,754	$199
Average loans, ex. PPP	49,878	47,938	46,369	1,940	3,509
Average deposits	77,589	79,103	75,520	(1,514)	2,069
Net interest income	561	456	465	105	96
Provision for credit losses	10	(11)	(135)	21	145
Noninterest income[1]	268	244	284	24	(16)
Noninterest expenses[1]	482	473	463	9	19
Provision for income tax	76	49	93	27	(17)
Net income	261	189	328	72	(67)
Earnings per share[2]	$1.92	$1.37	$2.32	$0.55	($0.40)
CET1[3]	9.72%	9.93%	10.35%		

Key Performance Drivers 2Q22 compared to 1Q22

- Revenue increased 18% & 11% relative to 2Q21
- Pre-tax, pre-provision net revenue (PPNR) increased 53% & 21% relative to 2Q21[4]
- Loans up 4% with growth in nearly every business
- Deposits reflect prudent management & businesses utilizing cash
- Net interest income benefitted from higher rates as well as loan & securities growth
- -0- net charge-offs; Reserve ratio 1.18%
- Strong fee generation, led by syndication, derivative & warrant activity
- Careful expense control, while supporting revenue growth, drove efficiency ratio to 58%
- CET1 decreased as loan activity outpaced capital generation

[1]Includes gains/(losses) related to deferred comp asset returns of $6MM 2Q21, ($7MM) 1Q22, ($14MM) 2Q22 • [2]Diluted earnings per common share • [3]2Q22 estimated; 2Q21 reflects deferral of CECL standard impact as calculated per regulatory guidance • [4]Refer to reconciliation of non-GAAP financial measures in appendix

Loans

Strong growth driven by nearly every business line



Loans
($ in billions)
49.8
48.1
47.8
48.3
50.0
49.6
51.5
3.25
3.39
3.26
3.22
3.64
2Q21
3Q21
4Q21
1Q22
2Q22
1Q22
2Q22
Average Balances
Period-end
Loan Yields %

Average loans increased $1.8B[1], or 3.6%

- \+ $401MM National Dealer Services
- \+ $395MM General Middle Market
- \+ $341MM Corporate Banking
- \+ $298MM Equity Fund Services
- \- $142MM Commercial Real Estate

Ex. PPP, average loans grew $1.9B, or 4.0%

- PPP average loans $149MM, $186MM decrease
- PPP period-end loans $90MM, $143MM decrease

Loan commitments increased $2.0B, or 4.1%

- Line Utilization stable at 46%

Loan yields increased 42 bps

- Reflected higher interest rates

2Q22 compared to 1Q22 • [1]See Average Loans slide in Appendix for more details

Deposits

Strategic management of deposits & businesses utilizing excess liquidity



Deposits
($ in billions)
75.5
79.1
84.5
79.1
77.6
77.6
75.8
0.06
0.06
0.05
0.05
0.05
2Q21
3Q21
4Q21
1Q22
2Q22
1Q22
2Q22
Average Balances
Period-end
Deposit Rate[1] %

Average deposits decreased $1.5B

- \- $1.0B interest-bearing
- \- $501MM noninterest-bearing
- Decrease included highly rate sensitive Municipalities, Financial Institutions & Corporate Banking
- Continued growth in Retail & Wealth Management

Loan to deposit ratio[2] 68%



Beneficial Deposit Mix: 55% noninterest-bearing
(2Q22 Average)
Retail Noninterest-bearing 10%
Total $77.6B
Commercial Noninterest-bearing 45%
Retail Interest-bearing 27%
Commercial Interest-bearing 18%

2Q22 compared to 1Q22 • [1]Interest costs on interest-bearing deposits • [2]At 6/30/22

Securities Portfolio

Comerica

Increased portfolio to monetize asset sensitivity as rates increased



Securities Portfolio
($ in billions)
15.4
16.0
16.6
17.3
19.0
18.8
20.8
1.82
1.76
1.71
1.74
1.92
2Q21
3Q21
4Q21
1Q22
2Q22
Average Balances
1Q22
2Q22
Period-end
Securities Yields %

Average portfolio increased $1.7B

- Period-end increased $2.0B
  - \+ $3.5B MBS purchases at average yield of 3.50%
  - \- $650MM MBS payments
  - \- $850MM fair value change
- 3Q22: Estimate ~$700MM MBS repayments[1]
- Duration of 5.5 years[2]
  - Extends to 6.5 years under +200bps instantaneous rate increase[2]
- Net unrealized pre-tax loss of $2B



Securities Income
($ in millions)
70
70
71
77
100
2Q21
3Q21
4Q21
1Q22
2Q22

6/30/22 • [1]Outlook as of 7/20/22 • [2]Estimated as of 6/30/22

Net Interest Income

Comerica

Grew $105MM, or 23%; Benefit from increased rates, loans & hedges; NIM 2.74%, up 55 bps



Net Interest Income
($ in millions)
465
475
461
456
561
2.29
2.23
2.04
2.19
2.74
2Q21
3Q21
4Q21
1Q22
2Q22
Net Interest Margin %

$456MM	**1Q22**		**2.19%**
+ 71MM	**Loans**		**+ 0.29**
+ 52MM	Higher rates, incl. swaps	+ 0.26	
+ 15MM	Higher Balances	+ 0.03	
+ 4MM	One more day	---	
+ 23MM	**Securities Balances**		**+ 0.01**
+ 19MM	Higher balance	- 0.01	
+ 4MM	Higher rates	+ 0.02	
+ 14MM	**Fed Deposits**		**+ 0.26**
+ 29MM	Higher rates	+ 0.15	
- 15MM	Lower balances	+ 0.11	
- 3MM	**Wholesale funding rates**		**- 0.01**
$561MM	**2Q22**		**2.74%**

2Q22 compared to 1Q22

Credit Quality

Reserve reflects strong credit metrics, loan growth & uncertain economic environment

Comerica

Net Charge-Offs (Recoveries) Remain Very Low
($ in millions)



(11)
2
(4)
8
0
2Q21
3Q21
4Q21
1Q22
2Q22

Criticized Loans[1] at Record Low
($ in millions)



2,176
1,818
1,573
1,647
1,534
4.3
3.8
3.2
3.3
3.0
2Q21
3Q21
4Q21
1Q22
2Q22
Criticized/Loans %

Nonperforming Assets Decreased
($ in millions)



320
296
269
274
266
0.64
0.62
0.55
0.55
0.52
2Q21
3Q21
4Q21
1Q22
2Q22
NPA/Loans %

Allowance for Credit Losses Increased Modestly
($ in millions)



683
639
618
599
609
1.36
1.33
1.26
1.21
1.18
2Q21
3Q21
4Q21
1Q22
2Q22
ACL/Loans %

2Q22 compared to 1Q22 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories

Noninterest Income

Increased 10% with broad-based growth

Comerica

Noninterest Income[1]
($ in millions)



284
280
289
244
268
2Q21
3Q21
4Q21
1Q22
2Q22

Increased $24MM

- \+ $ 8MM Commercial Lending (syndication)
- \+ $ 8MM Warrant-related Income (Other noninterest income)
- \+ $ 7MM Derivative Income[2] (CVA +$5MM)
- \+ $ 4MM Fiduciary
- \+ $ 2MM Deposit Service Charges
- \- $ 7MM Deferred compensation (Other noninterest income; offset in noninterest expense)

2Q22 compared to 1Q22 • [1]Gains/(losses) related to deferred comp asset returns $6MM 2Q21, -0- 3Q21, $5MM 4Q21, ($7MM) 1Q22, ($14MM) 2Q22 (offset in noninterest expense) • [2]Credit Valuation Adjustment (CVA) $1MM 2Q21, $3MM 3Q21, $4MM 4Q21, ($2MM) 1Q22, $3MM 2Q22

Noninterest Expenses

Efficiency ratio improved to 58%

Comerica



Noninterest Expenses[1]
($ in millions)
463
465
486
473
482
61.7
61.6
64.6
66.9
58.0
2Q21
3Q21
4Q21
1Q22
2Q22
Efficiency Ratio %

Certain modernization initiatives totaling $7MM, including:
- Consulting
- Contract labor
- Branch consolidation (asset impairment & severance)

Increased $9MM

- + $ 5MM Salaries & benefits
  - + $17MM Performance-based compensation
  - + $ 4MM Annual merit
  - + $ 4MM Staff insurance
  - + $ 4MM Contract labor
  - - $19MM 1Q22 seasonal items: such as stock comp, payroll taxes
  - - $ 7MM Deferred comp (offset in noninterest income)
- + $ 8MM Technology-related: Consulting, Software, Equipment, etc.
- + $ 2MM Litigation-related (Other noninterest expense)
- + $ 2MM Occupancy
- - $ 5MM Lower operational losses (Other noninterest expense)
- - $ 4MM Tax refund (Other noninterest expense)

2Q22 compared to 1Q22 • [1]Gains/(losses) related to deferred comp plan $6MM 2Q21, -0- 3Q21, $5MM 4Q21, ($7MM) 1Q22, ($14MM) 2Q22 (offset in noninterest income)

Capital Management

Continue to focus on CET1 target of ~10%[1]

Comerica



CET1[2]
Tier 1[2]
9.93%
9.72%
7.0%
10.48%
10.24%
8.5%
1Q22
2Q22
1Q22
2Q22
Regulatory Minimum + Capital Conservation Buffer (CCB)

Capital management priorities

- Support customers; drive growth
  - Loan & commitment growth consumed 37 bps of capital
- Provide attractive dividend
  - $0.68/share or $89MM
- Return excess capital to shareholders
- Maintain strong debt ratings[3]



Common Equity[4]
($ in billions; period-end)
7.7
7.6
7.7
7.8
8.0
7.5
7.4
7.5
6.6
6.0
2Q21
3Q21
4Q21
1Q22
2Q22
Common Equity
Impact of OCI Losses



Common Equity Per Share[4]
($ per share; period-end)
57.17
58.13
59.03
59.78
61.13
56.28
56.55
57.41
50.80
46.19
2Q21
3Q21
4Q21
1Q22
2Q22
Common Equity Per Share
Impact of OCI Losses

6/30/22 • [1]Outlook as of 7/20/22 • [2]2Q22 estimated • [3]See Holding Company Debt Rating slide • [4]Refer to reconciliation of non-GAAP financial measures in appendix

Interest Rate Sensitivity

Comerica

Using swaps & securities to realize market expectation for rising rates

Swap Rates Embed Market Expectation of Fed Actions
Implied Forward Curve 6/30/22



Rate expectations pulled forward result in higher NII...
...and reduce risk if/when rates fall
4.0%
3.0%
2.0%
1.0%
0.0%
6/1/22
9/1/22
12/1/22
3/1/23
6/1/23
9/1/23
12/1/23
3/1/24
6/1/24
9/1/24
12/1/24
3/1/25
6/1/25
9/1/25
12/1/25
3/1/26
1-month LIBOR
5 yr. Fixed Rate Swap

Management Outlook for Net Interest Income[1]

- ~31% increase for FY22, relative to FY21 (including PPP)
- ~21% increase for 3Q22, relative to 2Q22 (including PPP)
- Assuming
  - 6/30 forward rate curve
  - Management outlook for loans & deposits
  - No additional securities or swaps beyond purchases through 6/30

Guiding Principles of Prudent Hedging Strategy[1]

- Provide a more consistent earnings trajectory through rate cycle
  - Current hedging pulls forward market expectations, while reducing downside of potential decline in short-term rates over time
- Goal is to moderate asset sensitive position as rates rise
  - $8.1B increase in swaps; $8.3B in purchases, average rate 2.79% (total swaps, including forward dated, at 6/30/22 $19.3B)
  - $2.9B[2] increase in MBS; $3.5B purchases, average yield 3.50%
  - Estimated up to $10B in additional hedges needed to reach low single-digit percent net interest income impact from a drop in rates[3]

6/30/22 • [1]Outlook as of 7/20/22 • [2]Cost basis of MBS purchases net of payments• [3]As of 6/30/22; Impact of 50 bps average decrease in rates (100 bps on point-to-point) over a 12 months period

Management Outlook

Comerica

Assumes no change in economic environment

	FY22 vs FY21
Average loans	• 6-7% growth, ex-PPP; up 1-2%, including PPP • Relative to 2Q22, increase 1-2% every quarter, with growth across nearly all businesses
Average deposits	• ~2% lower as customers deploy excess liquidity • Continue to decline remainder of the year
Net interest income	• See slide 13
Credit Quality	• Net charge-offs lower end of normal range; Nonaccrual & criticized loans remain low
Noninterest income	• 6-7% decline with lower card, derivatives, warrants, & deferred comp[1], offsetting growth in other categories • 2H22 up 4-5%, relative to 1H22 (deferred comp -$21MM not expected to repeat)
Noninterest expenses[2]	• 4-5% increase due to performance comp, technology investments & inflationary pressures • 2H22 increase 5-6% relative to 1H22 (deferred comp credit not expected to repeat)
Tax	• FY tax rate 22-23%, excluding discrete items
Capital	• Target CET1 of ~10%

Outlook as of 7/20/22 [1]FY21 Derivative related CVA of $18MM; Warrant-related income $34MM; Deferred Comp $14MM • [2]Excludes certain Modernization-related expenses (1H22 totaled $12MM)

Key Strengths
Poised to support growth

Relationship Focused
- Expertise in specialty businesses
- Long-tenured, experienced team

Diversified
- Footprint includes faster growth markets
- Balanced exposure to a wide variety of industries

Revenue Opportunities
- High-caliber, robust Cash Management suite, including Card programs
- Collaboration between 3 revenue divisions

Credit Discipline
- Consistent, conservative underwriting standards
- Superior credit performance through last recession

Expense Control
- Continuous improvement culture
- Invest for the future
- Leveraging technology to drive productivity & growth

Uniquely Positioned
- Nimble asset size
- Weighted to commercial banking
- Strong deposit base

APPENDIX

Quarterly Average Loans

Comerica

Business Line	2Q22	1Q22	2Q21
Middle Market			
General	$12.8	$12.4	12.2
Energy	1.4	1.3	1.4
National Dealer Services	4.5	4.1	4.4
Entertainment	1.1	1.1	0.9
Tech. & Life Sciences	0.9	0.9	0.9
Equity Fund Services	3.5	3.2	2.7
Environmental Services	2.0	2.0	1.7
Total Middle Market	$26.2	$24.9	$24.2
Corporate Banking			
US Banking	3.9	3.7	3.0
International	1.6	1.5	1.4
Commercial Real Estate	6.5	6.6	6.9
Mortgage Banker Finance	1.7	1.6	2.9
Business Banking	3.3	3.3	4.0
Commercial Bank	**$43.2**	**$41.5**	**$42.4**
Retail Bank	**$2.0**	**$2.0**	**$2.5**
Wealth Management	**$4.8**	**$4.7**	**$4.9**
TOTAL	**$50.0**	**$48.3**	**$49.8**

By Market	2Q22	1Q22	2Q21
Michigan	$12.1	$11.7	$12.2
California	17.4	17.2	17.5
Texas	9.8	9.8	10.0
Other Markets[1]	10.7	9.7	10.0
TOTAL	**$50.0**	**$48.3**	**$49.8**

Loan Portfolio
(2Q22 Period-end)



Fixed Rate[2] 29%
$51.5B
Prime-based 12%
60-Day+ Rate 6%
≤30-Day Rate[3] 53%

$ in billions • Totals shown above may not foot due to rounding. Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • [2]Fixed rate loans include $9.6B receive fixed/pay floating (30-day) LIBOR , BSBY & SOFR interest rate swaps • [3]Includes ~1% of Daily SOFR

Quarterly Average Deposits

Comerica

Business Line	2Q22	1Q22	2Q21
Middle Market			
General	$21.1	$22.2	$21.1
Energy	0.8	0.6	0.5
National Dealer Services	1.6	1.9	1.1
Entertainment	0.3	0.3	0.2
Tech. & Life Sciences	7.0	7.3	7.1
Equity Fund Services	1.1	1.2	1.1
Environmental Services	0.3	0.3	0.2
Total Middle Market	$32.2	$33.9	$31.3
Corporate Banking			
US Banking	2.4	2.7	3.2
International	2.2	2.3	2.2
Commercial Real Estate	2.0	2.2	1.9
Mortgage Banker Finance	0.6	0.6	0.8
Business Banking	4.4	4.4	4.3
Commercial Bank	**$43.7**	**$46.0**	**$43.7**
Retail Bank	**$27.1**	**$26.9**	**$25.6**
Wealth Management	**$6.0**	**$5.3**	**$5.1**
Finance / Other[1]	**$0.7**	**$0.9**	**$1.2**
TOTAL	**$77.6**	**$79.1**	**$75.5**

By Market	2Q22	1Q22	2Q21
Michigan	$27.2	$28.1	$26.4
California	24.1	24.6	21.7
Texas	11.7	10.8	10.4
Other Markets[2]	13.8	14.7	15.9
Finance / Other[1]	0.7	0.9	1.2
TOTAL	**$77.6**	**$79.1**	**$75.5**

- Middle Market: Serving companies with revenues generally between $30-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Business Banking: Serving companies with revenues generally under $30MM

$ in billions • Totals shown above may not foot due to rounding. Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. • [1]Finance/Other includes items not directly associated with the geographic markets or the three major business segments • [2]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

Interest Rate Sensitivity

Remain well positioned for a rising rate environment

Sensitivity Analysis

Estimated Change in Net Interest Income Over 12 months
Additional Scenarios are Relative to 2Q22 Standard Model
($ in millions)



(155)
~55
86
~100
~145
100 bps decrease
50% Deposit Beta
100 bps increase
50 bps Shock
200 bps increase
Standard Model

Standard Model Assumptions[1]
100 bps (50 bps avg) linear, parallel rise

Loan Balances	Modest increase
Loan Spreads	Held at current levels
Deposit Balances	Moderate decrease
Deposit Beta	~30%
Securities Portfolio	Held flat at current level
Hedging (Swaps)	No additions modeled

Largely Floating Rate Loan Portfolio
(2Q22; period-end)



Fixed Rate[2]
29%
Total
$51.5B
Floating Rate
71%

Beneficial Deposit Mix
(2Q22; period-end)



Interest-bearing
44%
Total
$75.8B
Noninterest-bearing
56%

6/30/22 • [1]For methodology see Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis • [2]Fixed rate loans includes $9.6B receive fixed/pay floating (30-day) LIBOR , BSBY & SOFR interest rate swaps; Forward dated swaps are excluded

Energy Business Line

Credit quality continued to improve

Period-end Loans
($ in millions)



1,320
277
1,043
2Q21
1,277
244
1,033
3Q21
1,204
212
992
4Q21
1,263
203
1,060
1Q22
1,373
218
1,155
2Q22
Midstream
Exploration & Production[1]

- Exposure $3.1B / 42% utilization
- Decreases in NCO, Criticized & Nonaccrual
- Hedged 50% or more of production
  - At least one year: 77% of customers
  - At least two years: 44% of customers
- Focus on larger, sophisticated E&P and Midstream companies
- E&P: 58% Oil, 21% High Gas, 21% Oil/Gas

($ in millions; Period-end)	2Q22	1Q22	2Q21
Loans	$1,373	$1,263	$1,320
% of total CMA	2.7%	2.5%	2.6%
Criticized[2]	$30	$51	$223
Ratio	2.0%	4.0%	16.9%
Nonaccrual	$11	$12	$52
Ratio	1.0%	1.0%	4.0%
Net charge-offs (recoveries)[3]	$(1)	$6	$(12)

6/30/22 • [1]Includes Services; 2Q21 $18MM, 3Q21 $25MM, 4Q21 $21MM, 1Q22 $14MM, 2Q22 $15MM • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [3]Net credit-related charge-offs (recoveries)

Mortgage Banker Finance

55+ years experience with reputation for consistent, reliable approach

Comerica

- Provide warehouse financing: bridge from residential mortgage origination to sale to the end market
- Extensive backroom provides collateral monitoring & customer service
- Focus on full banking relationships
- As of 2Q22:
  - Comerica: 86% purchase
  - Industry: 70% purchase[1]
- Strong credit quality
- No charge-offs since 2010
- Period-end loans: $2.4B (1Q22 $2.2B)



Average Loans
($ in millions)
Actual MBA Mortgage Origination Volumes[1]
1,784
1,961
1,677
1,335
2,044
2,521
2,681
2,042
3,278
3,585
3,791
3,211
2,924
2,757
2,450
1,597
1,724
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22



MBA Mortgage Originations Forecast[1]
($ in billions)
689
678
527
517
481
1Q22
2Q22
3Q22
4Q22
1Q23
Purchase
Refinance

6/30/22 • [1]Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 6/10/22; 1Q22 actual

National Dealer Services

75+ years of floor plan lending

Comerica



Franchise Distribution
(Based on period-end loan outstandings)
Honda/Acura 8%
Ford 8%
GM 6%
Fiat/Chrysler 9%
Mercedes 6%
Nissan/ Infiniti 3%
Other European 14%
Other Asian 11%
Other 20%
Toyota/Lexus 15%
Total $4.8B

- Top tier strategy
- National scope with customers in 42 states
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality; Robust monitoring of company inventory & performance
- Floor Plan remained low due to supply chain constraints



Average Loans
($ in billions)
7.4
7.0
7.4
7.8
7.9
7.5
7.3
6.8
6.2
5.3
5.5
5.3
4.4
3.8
3.9
4.1
4.5
4.2
3.8
4.0
4.4
4.5
4.1
4.0
3.6
2.8
1.9
2.2
2.0
1.2
0.6
0.6
0.6
0.8
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
Floor Plan

6/30/22 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Commercial Real Estate Business Line

Very strong credit quality

Primarily Lower Risk Multifamily[1]

(2Q22 period-end)



Retail 9%
Office 10%
Single Family 2%
Other 2%
Land Carry 3%
Multi use 3%
Multifamily 43%
Industrial / Storage 28%
Total $5.6B

Total CRE Business Line Average Loans

($ in millions)



5,349 2Q18
5,316 3Q18
5,223 4Q18
5,315 1Q19
5,517 2Q19
5,658 3Q19
5,883 4Q19
6,210 1Q20
6,659 2Q20
6,683 3Q20
6,699 4Q20
6,690 1Q21
6,883 2Q21
6,797 3Q21
6,579 4Q21
6,604 1Q22
6,463 2Q22

- Long history of working with well-established, proven developers
- >90% of new commitments from existing customers
- Substantial upfront equity required
- 49% of Industrial/Storage & 41% of Multifamily are construction loans[1,2]
- Majority high growth markets within footprint:
  - 41% California
  - 22% Texas

Credit Quality

No significant net charge-offs since 2014

($ in millions)



2Q21 99 1.4% 2
3Q21 99 1.5% 2
4Q21 28 0.4% 1
1Q22 26 0.4% 1
2Q22 18 0.3% 1
NAL
Criticized[3]
% Criticized/Loans

6/30/22 • [1]Excludes CRE business line loans not secured by real estate • [2]Period-end loans • [3]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Technology & Life Sciences

~30 years of deep expertise & strong relationships with top-tier investors

Average Loans

($ in millions)



949 2Q21
843 3Q21
841 4Q21
856 1Q22
901 2Q22

Average Deposits

($ in millions)



7,093 2Q21
7,448 3Q21
8,290 4Q21
7,341 1Q22
7,036 2Q22

- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances & maintain robust backroom operation
- 10 offices throughout US & Canada

Customer Segment Overview

(approximate; 2Q22 period-end loans)



Growth 46%
Early Stage 13%
Late Stage 41%
Total $0.9B

6/30/22

Equity Fund Services

Strong relationships with top-tier Private Equity & Venture Capital firms

- Customized solutions for Private Equity & Venture Capital firms
  - Credit Facilities (Funds, General Partners, Management Companies)
  - Treasury Management
  - Capital Markets, including Syndication
- Customers in the US & Canada
- Drives connectivity with other teams
  - Middle Market
  - Commercial Real Estate
  - Environmental Services
  - Energy
  - TLS
  - Private Banking
- Strong credit profile
  - No charge-offs
  - No criticized loans


Average Loans
($ in millions)
2,696
2,951
2,846
3,209
3,507
2Q21
3Q21
4Q21
1Q22
2Q22

Environmental Services Department

15+ years experience; Specialized industry, committed to growth

- Dedicated relationship managers advise & guide customers on profitably growing their business by providing banking solutions
  - Waste management & recycling companies
  - Renewable energy companies
- Insight & expertise with
  - Transfer stations, disposal & recycling facilities
  - Commercial & residential waste collection
  - Landfill gas to energy; waste to energy
  - Acquisitions
  - Growth capital expenditures
- Focus on middle market-sized companies with full banking relationships
- Historically strong credit quality
- Recently established Renewable Energy Solutions group


Average Loans
($ in millions)
1,683
1,844
1,834
1,954
2,034
2Q21
3Q21
4Q21
1Q22
2Q22

Reconciliations

Comerica

Pre-tax, Pre-Provision Net Revenue (PPNR)

Pre-tax pre-provision net revenue is a measure that Comerica uses to understand fundamental operating performance before credit-related and tax expenses

	(millions, except per share data)	2Q22	1Q22	% Change	2Q21	% Change
(A)	**Net interest income before provision for credit loss** (as reported)	$561	$456	23%	$465	21%
(B)	**Noninterest income** (as reported)	$268	$244	10%	$284	-6%
(C)	**Noninterest expenses** (as reported)	$482	$473	2%	$463	4%
(A+B-C)	**Pre-tax, pre-provision net revenue**	$347	$227	53%	$286	21%

Impact of Accumulated Other Comprehensive Loss on Common Equity

Comerica believes that the presentation of common equity adjusted for the impact of accumulated other comprehensive loss provides a greater understanding of ongoing operations and enhances comparability with prior periods.

(millions, except per share data)	2Q22	1Q22	4Q21	3Q21	2Q21
Common Equity per Share of Common Stock					
Common equity	$6,041	$6,642	$7,503	$7,409	$7,537
Shares of common stock outstanding	131	131	131	131	134
Common equity per share of common stock	$46.19	$50.80	$57.41	$56.55	$56.28
Impact of Accumulated Other Comprehensive Loss to Common Equity					
Accumulated other comprehensive loss (AOCI)	$(1,954)	$(1,173)	$(212)	$(207)	$(120)
Common equity, excluding AOCI	$7,995	$7,815	$7,715	$7,616	$7,657
Common equity per share of common stock, excluding AOCI	$61.13	$59.78	$59.03	$58.13	$57.17

Holding Company Debt Rating

Comerica

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A-	-
M&T Bank	A3	BBB+	A
BOK Financial	A3	BBB+	A
Comerica	A3	BBB+	A-
Fifth Third	Baa1	BBB+	A-
Huntington	Baa1	BBB+	A-
KeyCorp	Baa1	BBB+	A-
Regions Financial	Baa2	BBB+	BBB+
First Horizon National Corp	Baa3	BBB-	BBB
Citizens Financial Group	-	BBB+	BBB+
Synovus Financial	-	BBB-	BBB

As of 7/18/22 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation excluded due to no holding company

Bank Debt Rating

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A	-
M&T Bank	A3	A-	A
BOK Financial	A3	A-	A
Comerica	A3	A-	A-
Fifth Third	A3	A-	A-
Huntington	A3	A-	A-
KeyCorp	A3	A-	A-
Regions Financial	Baa1	A-	BBB+
Citizens Financial Group	Baa1	A-	BBB+
Zions Bancorporation	Baa1	BBB+	BBB+
First Horizon National Corp	Baa3	BBB	BBB
Synovus Financial	Baa3	BBB	BBB

As of 7/18/22 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation ratings are for the bank

Thank You